Exhibit 99.1

JACKSON ACQUISITION COMPANY

PRO FORMA BALANCE SHEET

	Actual as of December 13, 2021	Pro Forma Adjustments		As Adjusted
		(Unaudited)		(Unaudited)
ASSETS
Current Assets:
Cash	$1,923,485	$-		$1,923,485
Prepaid expenses	26,435	-		26,435
Other current assets	380,000	-		380,000
Total Current Assets	2,329,920	-		2,329,920

Cash held in Trust Account	203,000,000	22,500,000	(a)	225,837,500
		787,500	(b)
		(450,000)	(c)
Other assets	374,795	-		374,795
Total Assets	$205,704,715	$22,837,500		$228,542,215

LIABILITIES, COMMON STOCK SUBJECT TO POSSIBLE REDEMPTION AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable and accrued expenses	$910,988	$-		$910,988
Accrued offering costs	399,000	-		399,000
Overallotment liability	420,760	(345,583)	(e)	75,177
Total Current Liabilities	1,730,748	(345,583)		1,385,165

Derivative warrant liabilities	25,819,200	2,524,500	(d)	28,343,700
Deferred underwriting commissions	7,000,000	787,500	(c)	7,787,500

Total Liabilities	34,549,948	2,966,417		37,516,365

COMMITMENTS AND CONTINGENCIES
Class A common stock subject to possible redemption; 20,000,000 and 22,250,000 shares (at $10.15 per share), actual and as adjusted, respectively	203,000,000	22,500,000	(a)	225,837,500
		337,500	(h)

Stockholders’ Deficit
Preferred stock, $0.0001 par value; 5,000,000 shares authorized; none issued and Outstanding	-	-		-
Class A common stock, $0.0001 par value, 500,000,000 shares authorized, 0 shares issued and outstanding, actual and as adjusted (excluding 20,000,000 and 22,250,000 shares subject to possible redemption, actual and as adjusted, respectively)	-	-		-
Class B common stock, $0.0001 par value, 50,000,000 shares authorized, 5,750,000 and 5,562,500 shares issued and outstanding, actual and as adjusted, respectively	575	(19)	(g)	556
Additional paid-in capital	-	787,500	(b)	-
		(1,237,500)	(c)
		(2,272,500)	(d)
		345,583	(e)
		80,552	(f)
		19	(g)
		(337,500)	(h)
		2,633,846	(i)
Accumulated deficit	(31,845,808)	(252,000)	(d)	(34,812,206)
		(80,552)	(f)
		(2,633,846)	(i)
Total Stockholders' Deficit	(31,845,233)	(2,966,417)		(34,811,650)
Total Liabilities, Common Stock Subject to Possible Redemption and Stockholders’ Deficit	$205,704,715	$22,837,500		$228,542,215

Exhibit 99.1

JACKSON ACQUISITION COMPANY

Note to Pro Forma Balance Sheet
(unaudited)

NOTE 1 - CLOSING OF OVERALLOTMENT OPTION AND ADDITIONAL PRIVATE PLACEMENT

The accompanying unaudited Pro Forma Balance Sheet presents the Balance Sheet of Jackson Acquisition Company (the “Company”) as of December 13, 2021, adjusted for the closing of the partial exercise of the underwriter’s overallotment option and related transactions which occurred on January 6, 2022 as described below.

On January 6, 2022, the Company consummated the closing of the sale of 2,250,000 additional units (the “Over-Allotment Units”) at a price of $10.00 per Over-Allotment Unit upon receiving notice of the underwriter’s election to partially exercise its overallotment option, generating additional gross proceeds of $22,500,000 and incurring additional offering costs of $1,237,500 in underwriting fees.  Each Over-Allotment Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant (“Public Warrant”) of the Company. Each whole Public Warrant entitles the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. Simultaneously with the closing of the partial exercise of the overallotment option, the Company consummated the private sale of an additional 787,500 warrants (the “Option Private Placement Warrants”) to RJ Healthcare SPAC, LLC (the “Sponsor”) at a purchase price of $1.00 per Option Private Placement Warrant, generating gross proceeds of $787,500. Of the additional $1,237,500 in underwriting fees, $787,500 is deferred until the completion of the Company’s initial business combination. As a result of the underwriter’s election to partially exercise its overallotment option, the Sponsor surrendered to the Company for cancellation 187,500 shares of the Company’s Class B common stock.

In connection with the closing and sale of the Over-Allotment Units and the Option Private Placement Warrants (together, the “Over-Allotment Closing”), a total of $22,837,500 in proceeds from the Over-Allotment Closing was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

Pro forma adjustments to reflect the closing of the partial exercise of the underwriter’s overallotment option and related transactions are as follows:

Exhibit 99.1

	Pro forma entry
a.	Cash held in Trust Account	22,500,000
	Class A common stock subject to possible redemption		22,500,000
	To record sale of 2,250,000 Over-Allotment Units at $10.00 per Over-Allotment Unit.

b.	Cash held in Trust Account	787,500
	Additional paid-in capital		787,500
	To record sale of 787,500 Option Private Placement Warrants at $1.00 per Option Private Placement Warrant.

c.	Additional paid-in capital	450,000
	Cash held in Trust Account		450,000
	Additional paid-in capital	787,500
	Deferred underwriting compensation		787,500
	To record payment of 2% cash underwriting fee and record the liability for 3.5% deferred underwriting compensation on overallotment option.

d.	Accumulated deficit	252,000
	Derivative warrant liabilities		252,000
	Additional paid-in capital	1,485,000
	Derivative warrant liabilities		1,485,000
	Additional paid-in capital	787,500
	Derivative warrant liabilities		787,500
	To record excess proceeds from sale of the Option Private Placement Warrants & adjust fair value of derivative warrants.

e.	Overallotment liability	345,583
	Additional paid-in capital		345,583
	To adjust overallotment liability.

f.	Accumulated deficit	80,552
	Additional paid-in capital		80,552
	To record derivative warrant liability costs.

g.	Class B common stock	19
	Additional paid-in capital		19
	To record forfeiture of 187,500 shares of Class B common stock upon partial exercise of overallotment option.

h.	Additional paid-in capital	337,500
	Class A common stock subject to possible redemption		337,500
	To adjust Class A common stock subject to redemption to redemption value of $10.15 per share.

i.	Accumulated deficit	2,633,846
	Additional paid-in capital		2,633,846
	To return additional paid in capital to $0.